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                                                                  EXHIBIT 10.13

                         NONQUALIFIED STOCK OPTION PLAN


1.  Purpose

The Stock Option Plan (the "Plan") of e-Net, Inc. ("the Company"), is designed to enable key employees and directors of the company and its Subsidiaries to acquire or increase a proprietary interest in the Company, and thus to share in the future success of the Company's business. Accordingly, the Plan is intended as a further means not only of attracting and retaining outstanding management personnel but also of promoting a closer identity of interests between executives and stockholders. Since the executives eligible to receive Options under the Plan will be those who are in positions to make important and direct contributions to the success of the Company, the directors believe that the grant of Options under the Plan will be in the Company's interest.


2.  Definitions

Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this Section 2.

     (a) "Beneficiary" means the person or persons designated in writing by the Grantee or, in the absence of such a designation or if the designated person or persons predecease the Grantee, the Grantee's Beneficiary shall be the person or persons who acquire the right to exercise the Option by bequest or inheritance. In order to be effective, a Grantee's designation of a Beneficiary must be on file with the Committee before the Grantee's death. Any Such designation may be revoked and a new designation substituted therefore at any time before the Grantee's death.

     (b) "Board of Directors" or "Board" means the Board of Directors of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (d) "Committee" means committee consisting of the members of the Compensation Committee of the Board of Directors who are "disinterested persons" within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934 (or any successor rule of similar import).

     (e) "Disability" means a disability as defined in the Company's Long-Term Disability Plan, as amended from time to time.

     (f) "Grantee" means a person to whom an Option has been granted under the Plan.

     (g) "Option" means an option to purchase a share or shares of the Company's par value common stock.

     (h) "Option Agreement" means the written agreement to be entered into by the Company and the Grantee, as provided in Section 7 hereof.

     (i) "Quota" means the portion of the total number of Shares subject to an Option which the Grantee may purchase during each of the several periods of the Term of the Option (if the Option is subject to Quotas), as provided in Section 10(b) hereof.

     (j) "Retirement" means retirement pursuant to the Company's Retirement Pension Plan, as amended from time to time.

     (k) "Shares" means shares of the Company's par value common stock.


     (l) "Subsidiary" means a subsidiary corporation as defined in Section 424(f) of the Code (or a successor provision of similar import).


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     (m) "Term" means the period during which a particular Option or Right may be exercised in accordance with Section 10(a) hereof.

     (o) Whenever used herein, unless the context indicates otherwise, words in the masculine form shall be deemed to refer to females as well as to males.


3.  Effective Date of Plan

This Plan shall become effective when adopted by the Board of Directors; provided, however, that if the Plan is not approved by the holders of a majority of the outstanding Shares prior to the first anniversary date of its adoption by the Board, the Plan and all Options and Rights granted under the Plan prior to such anniversary shall be null and void and shall be of no effect.


4.  Number and Source of Shares Subject to the Plan

     (a) The Company may grant Options under the Plan for not more than Five Hundred Thousand (500,000) Shares, together with the Shares for which Options were previously authorized under the Plan prior to its amendment and extension, (subject, however, to adjustment as provided in Section 15 hereof) Which shall be provided from Shares in the treasury or by the issuance of Shares authorized but unissued.
     (b) In the event that an Option shall for any reason lapse or be terminated without being exercised in whole or in part, for any reason other than the exercise of an alternative Right, the Shares subject to the Option shall be restored to the total number of Shares with respect to which Options and rights may be granted under the Plan, but only to the extent that the Option or any related alternative right has not previously been exercised.


5.   Administration of the Plan

     (a) The Plan shall be administered by the Committee, except that non-Committee members of the Board shall approve awards of options, if any, to any Committee members.
     (b) The Committee shall adopt such rules or procedures as it may deem proper; provided, however, that it may take action upon the agreement of a majority of its members then in office. Any action that the Committee may take through a written instrument signed by a majority of its members then in office shall be as effective as though taken as a meeting duly called and held.
     (c) The powers of the committee shall include plenary authority to interpret the Plan, and, subject to the provisions hereof, the Committee may determine(1) the persons to whom Options shall be granted, (2) the number of Shares subject to each Option, and (3) the Term of each Option and Right, the date on which each Option shall be granted, and (5) the provisions of each Option Agreement.


6.   Employees Eligible to Receive Options

     (a) Options may be granted under the Plan to key employees or Directors of the Company or any Subsidiary (including employees who are directors). All determinations by the Committee as to the identity of the persons to whom Options shall be granted hereunder shall be conclusive.

     (b) An individual employee may receive more than one Option.


7.  Option Agreement

     (a) No Option shall be exercised by a Grantee unless he shall have executed and delivered an Option Agreement.


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     (b) Appropriate officers of the company are hereby authorized to execute and deliver Option Agreements in the name of the company as directed from time to time by the Committee.


8.  Nonqualified Options

It is intended that the Options granted hereunder will not be "incentive stock options" within the meaning of Section 422(b) of the Code.


9.  Option Price

The option price to be paid by the Grantee to the company for each Share purchased upon the exercise of the Option shall be equal to the fair market value of the Share on the date the Option is granted. In no event may an Option be granted under the Plan if the Option price per share is less than the par value of a Share.


10.  Term and Quotas of Options; Exercise of Option During life of Grantee

     (a) Each Option granted under the Plan shall be exercisable only during a Term commencing at least one year after the date when the option was granted; provided, that in the case of an Option that is granted at the time the Grantee first becomes employed by the company or a Subsidiary, the Committee shall have the authority to shorten or eliminate the foregoing one-year period. The Term of each Option shall end (unless the Option shall have terminated earlier under any other provision of the Plan) on a date fixed by the Committee and set forth in the applicable Option Agreement. In no event shall the Term of the Option extend beyond ten years from the date of grant of the Option.
     (b) The Committee shall have authority to grant both Options exercisable in full at any time during their Term and/or Options exercisable in Quotas. Quotas or portions thereof not purchased in earlier periods shall be cumulative and shall be available for purchase in later periods within the Term of the Option. In exercising an Option, the Grantee may purchase less than the full Quota available under the Option.
     (c) Options shall be exercised by delivering or mailing to the Committee:
         (1) a notice, in the form and in the manner prescribed by the Committee, specifying the number of Shares to be purchased, and
         (2) payment in full of the Option price for the Shares by money order, cashier's check, or certified check, and/or by the tender of Shares to the Company; provided that Shares tendered in exchange for Shares issued under the Plan must be held by grantee for at least one year prior to their tender to the company; and provided further, that the committee shall determine acceptable methods fro tendering Shares to exercise an Option under the Plan, and may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate. The Committee shall determine the fair market value of any shares used to exercise an Option. The date of exercise shall be deemed to be the date that the notice of exercise and payment of the Option Price are received by the Committee.
     (d) Subject to Section 12(a) below, upon receipt of the notice of exercise and upon payment of the Option price, the Company shall promptly deliver to the Grantee a certificate or certificates for the Shares purchased, without charge to him for issue or transfer tax.


11.  Conditions on Exercise

     (a) The exercise of each Option granted under the Plan shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration or qualification of any Shares otherwise deliverable upon such exercise upon any



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         securities exchange or under any State or federal law, or the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of Shares thereunder, then in any such event such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Any such postponement shall not extend the time within which the Option may be exercised; and neither the Company nor its directors or officers shall have any obligations or liability to the Grantee or to a Beneficiary with respect to any Shares as to which the Option shall lapse because of such postponement.

     (b) All Options granted under the Plan shall be nontransferable other than by will or by the laws of descent and distribution in accordance with
         Section 12(a) hereof, and an Option may be exercised during the lifetime of the Grantee only by him.

     (c) Upon the purchase of Shares under an Option, the stock certification or certificates may, at the request of the Grantee or his Beneficiary, be issued in his name and the name of another person as joint tenants with right of survivorship.

12. Exercise of Options After Death, Disability, Retirement, or Other Termination of Employment

     (a) Death. If a Grantee's employment with the Company or a Subsidiary shall cease due to the Grantee's death, or if the Grantee shall die within twelve months after cessation of employment while the Option is exercisable pursuant to paragraph (b) below, or if the Grantee shall die within three months after cessation of employment while the Option is exercisable pursuant to paragraph (c) below, any Option held by the Grantee on the date of his death may be exercised only within twelve months after the Grantee's death, and only by the Grantee's Beneficiary, to the extent that such Option have been exercised by such deceased Grantee immediately before the Grantee's death. In no event shall the Option be exercisable after the expiration date thereof specified in the Option Agreement.
     (b) Disability. If a Grantee's employment with the Company or a Subsidiary ceases due to his disability, after at least one year of continuous employment with the Company and/or such Subsidiary immediately following the date on which an Option, to the extent that the Option could be exercised at the cessation of employment, then the Option may be exercised at any time within twelve months after the Grantee shall cease to be an employee. In no event shall the Option be exercisable after the expiration date thereof specified in the Option Agreement.
     (c) Retirement. If a Grantee's employment with the Company or a Subsidiary ceases due to his retirement, after at least one year of continuous employment with the Company and/or such Subsidiary immediately following the date on which an Option was granted, the Grantee may exercise the Option to the extent the Option could be exercised at the cessation of employment, at any time within three months after the Grantee shall so cease to be an employee. In n o event shall the Option be exercisable after the expiration date thereof specified in the Option Agreement.

     (d) Termination for Other Reasons. Upon termination of a Grantee's employment with the Company and its Subsidiaries for any reason other than those specified in subsections (a) through (c) above, the Grantee's outstanding Options and Rights shall be immediately canceled.




13.  Stockholder Rights

No person shall have any rights of a stockholder by virtue of an Option except with respect to Shares actually issued to him, and the issuance of Shares shall confer no retroactive right to dividends.


14.  Adjustment for Changes in Capitalization


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In the event that there is any change in the Shares through merger, consolidation, reorganization, recapitalization or otherwise, or if there shall be any dividend on the Company's Shares, payable in such Shares, or if there shall be a stock split or a combination of Shares, the aggregate number of Shares available for Options, the number of Shares subject to outstanding Options, and the Option price per Share of each outstanding Option shall be proportionately adjusted by the Board of Directors as it deems equitable in its absolute discretion, to prevent dilution or enlargement of the rights of the Grantees; provided, that any fractional Shares resulting from such adjustments shall be eliminated. The Board's determination with respect to any such adjustments shall be conclusive.


15.  Effect of Merger or Other Reorganization

If the Company shall be the surviving corporation in a merger or other reorganization, Options shall extend to stock and securities of the Company to the same extent that a holder of that number of Shares immediately before the merger or consolidation corresponding to the number of Shares covered by the Option would be entitled to have or obtain stock and securities of the Company under the terms of the merger or consolidation. If the Company dissolves, sells substantially all of its assets, is acquired in a stock for stock or securities exchange, or is a party to a merger or other reorganization in which it is not the surviving corporation, then each Option shall be exercisable in full within the period 60 days commencing upon the date the action of the shareholders (or of the Board if shareholders' action is not required) is taken to approve the transaction, and upon the expiration of that period all Options shall automatically terminate.


16.  Termination, Suspension or Modification of Plan

The Board of Directors may at any time terminate, suspend, or modify the Plan, except that the Board of Directors shall not, without the authorization of the holders of a majority of the Company's outstanding Shares at a shareholders' meeting duly called and held, change (other than through adjustment for changes in capitalization as provided in Section 14 hereof (a) the aggregate number of Shares with respect to which Options may be granted; (b) the class of persons eligible for Options, (c) the Option price; or (d) the maximum duration of the Plan. No termination, suspension or modification of the Plan shall adversely affect any right acquired by any Grantee, or by any Beneficiary, under the terms of an Option granted before the date of such termination, suspension or modification, unless such Grantee or Beneficiary shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization in accordance with Section 14 hereof does not adversely affect any such right.


17.  Application of Proceeds

The proceeds received by the company from the sale of Shares under the Plan shall be used for general corporate purposes.



18.  Duration of the Plan

Unless sooner terminated in accordance with Section 16 hereof, the amended and extended Plan shall remain in effect for a period of ten years from the date of its amendment and extension by the Board of Directors.

19. Competition by Participant.

In the event a participant , within such period of time as shall be specified in the related Option Agreement, directly or indirectly, individually or as an employee, partner, officer, director, or stockholder or in any other capacity whatsoever of any person, firm, partnership or corporation: (i) recruits, hires, assists others in recruiting or hiring, discusses employment with or refers to others any person who is, or within the preceding 12 months was, an employee of the Company or any



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subsidiary thereof or any present, prospective of former subsidiary thereof ;
(ii) competes with the Company or any subsidiary thereof in such segments of the business of the Company and within such territory as shall be specified in such related Agreements: (iii) uses in competition with the Company or any subsidiary thereof, customer, prospective customer or former customer, within such segments and specified territory, any of the methods, information or systems developed by the Company or any subsidiary thereof for its customers, prospective customers or former customers where the Company or any subsidiary thereof or such customer , prospective customer or former customer does business; or (iv) calls upon, solicits, accepts employment with, sells or endeavors to sell to, within such segments and specified territory, any customer, prospective customer or former customer of the Company or any subsidiary thereof; the following provisions shall apply with respect to any shares of Option Stock received and options granted under this Plan as of the date of the first occurrence prohibited under this provision:

A. Such participant: (i) shall immediately sell and deliver to the Company(as designated by the Committee), upon demand, all shares of Option Stock sold or awarded to the participant under the Plan as to which the participant is still the direct or indirect beneficial owner at the cash price per share, if any, paid by the participant; and (ii) shall pay to the Company (as designated by the Committee) an amount in cash with respect to each share of Option Stock, not still so held equal to the Fair Market Value of each such share on the first date on which such share is no longer held less the price paid by him for such share.

         B. Any option outstanding under the Plan shall automatically terminate and shall no longer be execrable and all Restricted Stock Units then held shall automatically terminate.

         C. The provisions of this Section shall not limit or restrict in any manner any rights or remedies which the Company and its subsidiaries may have under any separate employment agreement with a participant and or otherwise with respect to competition by a participant.

             If any provisions of this Section 19 should be found by any court of competent jurisdiction to be unreasonable by reason of its being too broad as to the period of time, territory, aspects of business or customers covered or otherwise, then, and in that event, such provision shall nevertheless remain valid and fully effective, but shall be considered to be amended so that the period of time, territory, aspects of business of customers covered or otherwise set forth shall be changed to be the maximum period of time, the largest territory, the most aspects of business and customers covered and/or the broadest other limitations, as the case may be, which would be found reasonable and enforceable by such court and similarly, if any remedy is so found to be unenforceable in whole or in part, or to any extent, such provision shall remain in effect only to the extent the remedies would be enforceable by such court.

         20.  Related Agreements.

 In order to enforce the restrictions imposed upon shares issued and rights and options granted hereunder and to comply with Federal and state securities laws and the Code, the Company shall enter into a Option Stock Agreements with each participant containing such terms and conditions, including additional restrictions as the Committee shall determine, and the Committee may require that the certificates representing shares of Unvested Stock shall remain in the physical custody of the Company. The Committee shall have full authority upon the consent of a participant to amend the terms and provisions of any such agreement relating to the participant or the terms of any rights or options relating to the participant or the terms of any rights or options relating to the participant which are outstanding under the Plan.

21.  No Effect on Employment.

Nothing herein, contained, including the sale or award of any shares and the grant of any rights or options, shall affect the rights of the Company to terminate any participant's employment at any time for any reason.

22.  General Provisions


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The grant of an Option in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ of the Company or its Subsidiaries.


23.  Governing Law

The Plan shall be construed and its provisions enforced and administered in accordance with the laws of Delaware except to the extent that such laws may be superseded by any Federal law.